Exhibit A



Portico Funds, Inc.

Calculation of Registration Fee



NUMBER OF SHARES SOLD  (A):

Class 1 Common Stock    601,834,876

Class 2 Common Stock   182,982,157

Class 3 Common Stock  875,356,343

Class 4 Common Stock  2,916,793,873

Class 5 Common Stock  205,921,472

Class 6 Common Stock  3,710,694

Class 7 Common Stock  2,693,408

Class 8 Common Stock  1,177,867

Class 9 Common Stock  1,577,941

Class 10 Common Stock  4,713,140

Class 11 Common Stock  2,244,023

Class 12 Common Stock  2,277,545

Class 13 Common Stock 6,167,459

Class 14 Common Stock  1,637,701

Class 15 Common Stock  622,310

TOTAL  4,809,710,809



AGGREGATE SALES PRICE OF PORTFOLIO SECURITIES SOLD IN RELIANCE
UPON 24F-2  (IN DOLLARS)  (B):



Class 1 Common Stock    $601,834,876

Class 2 Common Stock   182,982,157

Class 3 Common Stock  875,356,343

Class 4 Common Stock  2,916,793,873

Class 5 Common Stock  205,921,472

Class 6 Common Stock  130,444,885

Class 7 Common Stock  72,287,155

Class 8 Common Stock  43,623,315

Class 9 Common Stock  39,194,236

Class 10 Common Stock  47,945,629

Class 11 Common Stock  52,010,598

Class 12 Common Stock  49,780,089

Class 13 Common Stock 61,499,048

Class 14 Common Stock  16,284,235

Class 15 Common Stock  12,057,639

TOTAL SALES PRICE  $5,308,015,550









SHARES ISSUED IN CONNECTION WITH DIVIDEND REINVESTMENT PLAN (C):

Class 1 Common Stock    7,099,839

Class 2 Common Stock   883,370

Class 3 Common Stock  2,649,130

Class 4 Common Stock  4,010,519

Class 5 Common Stock  283,011

Class 6 Common Stock  72,331

Class 7 Common Stock  647,681

Class 8 Common Stock  79,543

Class 9 Common Stock  293,376

Class 10 Common Stock  629,673

Class 11 Common Stock  98,469

Class 12 Common Stock  10,170

Class 13 Common Stock 440,982

Class 14 Common Stock  67,569

Class 15 Common Stock  3,089

TOTAL SHARES ISSUED FROM DIVIDENDS  17,268,752













SALES PRICE OF SECURITIES ISSUED IN CONNECTION WITH DIVIDEND
REINVESTMENT PLAN (D):



Class 1 Common Stock    7,099,839

Class 2 Common Stock   883,370

Class 3 Common Stock  2,649,130

Class 4 Common Stock  4,010,519

Class 5 Common Stock  283,011

Class 6 Common Stock  2,329,596

Class 7 Common Stock  17,191,020

Class 8 Common Stock  2,893,360

Class 9 Common Stock  6,777,978

Class 10 Common Stock  6,375,324

Class 11 Common Stock  2,325,085

Class 12 Common Stock  221,614

Class 13 Common Stock  4,371,474

Class 14 Common Stock  675,609

Class 15 Common Stock  58,666

TOTAL SALES PRICE OF DIVIDENDS REINVESTED  $58,145,595









AGGREGATE REDEMPTION PRICE OF PORTFOLIO SECURITIES REDEEMED
DURING FISCAL YEAR (E):



Class 1 Common Stock    $601,692,470

Class 2 Common Stock   170,217,712

Class 3 Common Stock  898,527,982

Class 4 Common Stock  2,958,873,857

Class 5 Common Stock  197,569,254

Class 6 Common Stock  110,261,869

Class 7 Common Stock  56,782,314

Class 8 Common Stock  24,546,647

Class 9 Common Stock  38,029,970

Class 10 Common Stock  37,051,534

Class 11 Common Stock  41,010,709

Class 12 Common Stock  42,005,605

Class 13 Common Stock  19,569,190

Class 14 Common Stock  9,202,797

Class 15 Common Stock  2,014,617

TOTAL PRICE OF SECURITIES REDEEMED  $5,207,356,527







AGGREGATE SALES PRICE OF PORTFOLIO SECURITIES ON WHICH FEE WILL
BE BASED  [(B)+(D)-(E)]



Class 1 Common Stock  $7,242,245

Class 2 Common Stock   13,647,815

Class 3 Common Stock  (20,522,509)

Class 4 Common Stock  (38,069,465)

Class 5 Common Stock  8,635,229

Class 6 Common Stock  22,512,612

Class 7 Common Stock  32,695,861

Class 8 Common Stock  21,970,028

Class 9 Common Stock  7,942,244

Class 10 Common Stock  17,269,419

Class 11 Common Stock  13,324,974

Class 12 Common Stock  7,996,098

Class 13 Common Stock  46,301,332

Class 14 Common Stock  7,757,047

Class 15 Common Stock  10,101,688

AGGREGATE SALES PRICE FOR FEE:  $158,804,618